UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2025
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Arhaus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41009 (Commission File Number)	87-1729256 (I.R.S. Employer Identification Number)
51 E. Hines Hill Road, Boston Heights, Ohio
(Address of Principal Executive Offices)
44236
(Zip Code)
(440) 439-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ARHS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 22, 2025, Michael Lee (age 52) was appointed Chief Financial Officer of Arhaus, Inc. (the “Company”), effective May 12, 2025. Prior to joining the Company, he was Chief Financial Officer and President of Operations and Supply Chain of Ste. Michelle Wine Estates (a premium wine company) from 2022 to 2025. Prior to his employment with Ste. Michelle Wine Estates, Mr. Lee was Executive Vice President and Chief Financial Officer at Canopy Growth Corporation (a diversified cannabis company) from 2019 to 2021 and served in various leadership roles at Constellation Brands, Inc. (an international producer and marketer of beer, wine and spirits) from 2013 to 2019, most recently as Senior Vice President, Business Transformation.

In connection with his appointment, Mr. Lee will receive a base salary of $550,000, subject to review and adjustment on an annual basis, and will be eligible for annual cash incentive awards and long-term equity plan awards as determined by the Compensation Committee. For 2025, his annual cash incentive award target represents 60% of his base salary. Any payout under this incentive award shall be determined by the Compensation Committee based on the achievement of certain performance goals. Mr. Lee will receive a one-time sign-on bonus of $250,000 in connection with the start of his employment, which is subject to clawback to the extent his service is less than twelve months. Mr. Lee will also receive 400,000 restricted stock units under the Arhaus, Inc. 2021 Equity Incentive Plan, subject to applicable vesting provisions over a five-year period. Mr. Lee will be eligible to participate in the Company’s severance and benefit plans in accordance with the Company’s customary policies, and consistent with the Company’s other executive officers. Mr. Lee is also eligible to receive a one-time payment of $10,000 for relocation costs, as well as $3,000 per month as reimbursement for certain commuting costs through July 2026. Mr. Lee has no family relationship with any director or executive officer of the Company and Mr. Lee has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page with Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of April, 2025.

ARHAUS, INC.

By:	/s/ Christian Sedor
Name:	Christian Sedor
Title:	Chief Accounting Officer